UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                November 21, 2008

                        CASH AMERICA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Texas                        1-9733                   75-2018239
 (State of incorporation)       (Commission File No.)         (IRS Employer
                                                           Identification No.)


                              1600 West 7th Street
                             Fort Worth, Texas 76102
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

                  The discussion in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On November 21, 2008, Cash America International, Inc. (the "Company") entered into a Credit Agreement (the "Term Loan Agreement") for a term credit facility with Wells Fargo Bank, National Association, as Administrative Agent, and the other lenders named in the Term Loan Agreement. The Term Loan Agreement provides that the lenders may, at the request of the Company, make a single loan (the "Term Loan") to the Company, in conjunction with and at the time of the completion of the Company's proposed acquisition of an 80% ownership interest in a pawnshop chain located in Mexico operating under the name of Prenda Facil. The funding of the Term Loan is conditioned upon the completion of all documentation and conditions required to complete the Company's acquisition of the 80% ownership interest in Prenda Facil and other customary conditions. The funding conditions must be satisfied on or before January 31, 2009. The Term Loan Agreement matures on November 21, 2012 or such earlier date that the Term Loan would be payable under the Term Loan Agreement. The Term Loan Agreement includes representations, warranties and covenants related to the Prenda Facil transaction and other representations and warranties that are substantially similar to those included in the Company's First Amended and Restated Credit Agreement dated as of February 24, 2005 among the Company, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, an L/C Lender and Swing Line Lender, and the other lenders party thereto, as amended by the First Amendment thereto dated as of March 16, 2007, a Commitment Increase Agreement dated as of February 29, 2008, the Second Amendment thereto dated as of June 30, 2008, and the Third Amendment thereto dated as of November 21, 2008 (the "Third Credit Facility Amendment") (collectively, the "Credit Agreement"). The Term Loan Agreement also includes cross default provisions with the Credit Agreement and with the Letter of Credit Facility dated as of June 30, 2008 among the Company, as the Borrower, Wells Fargo Bank, National Association, as Administrative Agent and L/C Issuer, and the other lenders party thereto (the "L/C Facility").

         Also on November 21, 2008, the Company entered into the Third Credit Facility Amendment and entered into a First Amendment to the L/C Facility (the "L/C Facility Amendment"). The Credit Facility Amendment and the L/C Facility Amendment add provisions to their respective underlying agreements that allow the Company to enter into and incur obligations under the Term Loan Agreement. All other material provisions of the Credit Agreement and the L/C Facility remain unchanged.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CASH AMERICA INTERNATIONAL, INC.


Date: November 28, 2008                  By:      /s/ J. Curtis Linscott.
                                                  ---------------------------
                                                  J. Curtis Linscott,
                                                  Executive Vice President and
                                                  General Counsel